UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (931) 380-2265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the 2016 Annual Meeting of Shareholders (the “Shareholders Meeting”) of Community First, Inc., a Tennessee corporation (the “Company”), held on May 17, 2016, the Company’s shareholders approved, as described below under Item 5.07, the Community First, Inc. 2016 Equity Incentive Plan (the “Plan”) that, among other things, (i) reserved an aggregate of 200,000 shares of the Company’s common stock for issuance under the Plan, (ii) authorizes the Company to grant stock options and stock appreciation rights (“SARs”), (iii) authorizes the Company to grant performance awards valued in accordance with the achievement of certain performance goals during certain performance periods, (iv) authorizes the Company to grant restricted shares of common stock of the Company and restricted share units, which are subject to transfer restrictions and forfeiture upon certain terminations of employment, and (v) authorizes the Company to provide, in whole or in part, for a non-employee director’s annual retainer, awards or other compensation in stock-based awards.

Under the Plan, in the event of a change in control of the Company, the Compensation Committee of the board of directors (the “Committee”) may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such change in control of each or any outstanding award under the Plan or portion thereof and the shares acquired pursuant thereto upon such conditions (if any), including termination of the participant’s service with the Company or a subsidiary prior to, upon, or following such change in control, to such extent as the Committee shall determine. The Committee may also determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share subject to such award in, among other things, cash, shares, shares of a corporation or other business entity that is a party to the change in control.

The Company’s board of directors may amend, alter, suspend, discontinue or terminate the Plan or any portion of the Plan at any time, except that shareholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the board of directors deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively.

The description of the Plan is qualified in its entirety by reference to the text of the Community First, Inc. 2016 Equity Incentive Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. A brief description of the Plan is included as part of Proposal #3 in the Company’s definitive proxy statement for the Shareholders Meeting which was filed with the Securities and Exchange Commission on April 1, 2016 (the “Proxy Statement”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2016, the Company held the Shareholders Meeting, for which the board of directors solicited proxies, at 4:00 p.m. local time, at the Operations building of Community First Bank & Trust, a wholly-owned bank subsidiary of the Company, located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Proxy Statement. The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of four Class II directors, named in the Proxy Statement, to serve as members of the Company’s board of directors until the Annual Meeting of Shareholders in 2019. The following is a list of the directors elected at the Shareholders Meeting with the number of votes “For” and “Withheld,” as well as the number of “Broker Non-Votes”:

Class II Nominees	For	Withheld	Broker Non-Votes

Bernard Childress	1,780,886	21,359	—
Robert E. Daniel	1,782,059	20,186	—
Stephen F. Walker	1,784,932	17,253	—
W. Roger Witherow	1,782,993	19,252	—

Proposal 2: Executive Compensation

The non-binding, advisory vote on the compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the following tabulation:

For	Against	Abstentions	Broker Non-Votes
1,722,877	37,044	42,324	—

Proposal 3: Equity Incentive Plan

The Community First, Inc. 2016 Equity Incentive Plan was approved by the following tabulation:

For	Against	Abstentions	Broker Non-Votes
1,753,162	9,502	39,581	—

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following tabulation:

For	Against	Abstentions	Broker Non-Votes
1,797,191	3,251	1,803	—

Item 8.01. Other Events.

Description of Common Stock

Throughout this Item 8.01, Community First, Inc. is referred to as “us”, “our”, “we” or “the Company”. The following summarizes the material terms and provisions of the Company’s common stock, no par value, and various provisions of the Company’s amended and restated charter, as amended, and amended and restated bylaws, as amended. For additional information about the terms of the Company’s common stock, please refer to the Company’s charter and bylaws. The terms of the Company’s common stock may also be affected by the Tennessee Business Corporation Act (the “TBCA”). The summary below is not intended to be complete and is qualified by reference to the provisions of applicable law and the Company’s charter and bylaws. This information is being filed in order that it may be incorporated by reference into Registration Statements on Form S-8 filed by the Company.

General

The holders of our common stock are entitled to one vote per share on all matters to be voted on by shareholders. Cumulative voting is not permitted for the election of directors or for any other purpose. Holders of common stock have no preemptive rights, and there are no conversion rights or redemption or sinking fund provisions with respect to shares of our common stock. All shares of our common stock offered from time to time by the Company will be fully paid and not liable for further calls or assessment by us.

Subject to the prior rights of the holders of shares of our preferred stock that may be issued and outstanding, the holders of our common stock are entitled to receive:

•	dividends when, as and if declared by our board of directors out of funds legally available for the payment of dividends; and

•	in the event of our dissolution, to share ratably in all assets remaining after payment of liabilities and satisfaction of the liquidation preferences, if any, of then outstanding shares of our preferred.

Classified Board of Directors

Our charter provides that our board of directors is to be divided into three classes, with each class to be as nearly equal in number as possible. The directors in each class serve three-year terms of office. The effect of having a classified board of directors is that only approximately one-third of the members of our board of directors are elected each year. As a result, two annual meetings are required for shareholders to change a majority of the members of our board of directors.

The purpose of dividing the board of directors into classes is to facilitate continuity and stability of leadership by insuring that experienced personnel familiar with us will be represented on the board of directors at all times, and to permit management to plan for the future for a reasonable amount of time. However, by potentially delaying the time within which an acquirer could obtain working control of our board of directors, such provisions may discourage some potential mergers, tender offers or takeover attempts.

Tennessee’s Anti-takeover Provisions

Provisions in Tennessee law could make it harder for someone to acquire us through a tender offer, proxy contest or otherwise.

Tennessee Business Combination Act. The Tennessee Business Combination Act provides that a party owning shares equal to 10% or more of the voting power of any class or series of the then outstanding voting stock of a “resident domestic corporation” is an “interested shareholder.” An interested shareholder also includes a party that is an affiliate or associate, as defined in the Tennessee Business

Combination Act, of a “resident domestic corporation.” We are currently a resident domestic corporation within the meaning of this act. An interested shareholder cannot engage in a business combination with the resident domestic corporation unless the business combination:

•	takes place at least five years after the interested shareholder first acquired 10% or more of the voting power of any class or series of the then outstanding voting stock of the resident domestic corporation; and

•	either is approved by at least two-thirds of the non-interested voting shares of the resident domestic corporation or satisfies fairness conditions specified in the Tennessee Business Combination Act.

These provisions apply unless one of the following exemptions is available:

•	a business combination with an entity can proceed without delay when approved by the target corporation’s board of directors before that entity becomes an interested shareholder;

•	a business combination is exempt if, in its original charter or original bylaws, the resident domestic corporation elects not to be governed by the Tennessee Business Combination Act;

•	unless the charter of the resident domestic corporation provides otherwise, the Tennessee Business Combination Act does not apply to a business combination of a resident domestic corporation with, or proposed by or on behalf of, an interested shareholder if the resident domestic corporation did not have, on such interested shareholder’s share acquisition date, a class of voting stock registered or traded on a national securities exchange or registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Exchange Act; or

•	the resident domestic corporation may enact a charter or bylaw amendment to remove itself entirely from the Tennessee Business Combination Act that must be approved by a majority of the shareholders who have held shares for more than one year before the vote and which cannot become operative until two years after the vote.

We have not adopted a charter amendment or bylaw to remove ourselves from the Tennessee Business Combination Act.

Tennessee Greenmail Act. The Tennessee Greenmail Act prohibits us from purchasing or agreeing to purchase any of our securities, at a price higher than fair market value, from a holder of 3% or more of any class of our securities who has beneficially owned the securities for less than two years. We can, however, make this purchase if a majority of the outstanding shares of each class of our voting stock approves the purchase or if we make an offer of at least equal value per share to all holders of shares of the same class of securities as those held by the prospective seller.

Tennessee Control Share Acquisition Act. The Tennessee Control Share Acquisition Act strips a purchaser’s shares of voting rights any time an acquisition of shares in a Tennessee corporation which has elected to be covered by the Tennessee Control Share Acquisition Act (which we at this time have not) brings the purchaser’s voting power to one-fifth, one-third or a majority of all voting power. The purchaser’s voting rights can be restored only by a majority vote of the other shareholders. The purchaser may demand a meeting of shareholders to conduct such a vote. The purchaser can demand a meeting for this purpose before acquiring shares in excess of the thresholds described above, which we refer to as a control share acquisition, only if it holds at least 10% of the outstanding shares and announces a good faith intention to make the acquisition of shares having voting power in excess of the thresholds stated above. If a target corporation so elects prior to the date on which a purchaser makes a control share acquisition, a target corporation may redeem the purchaser’s shares if the shares are not granted voting rights.

The effect of these provisions may make a change of control of us harder by delaying, deferring, or preventing a tender offer or takeover attempt that a shareholder might consider to be in its best interest, including those attempts that might result in the payment of a premium over the market price for our shares. They may also promote the continuity of our management by making it harder for a shareholder to remove or change the incumbent members of the board of directors.

Limitations on Liability and Indemnification of Directors and Officers

The TBCA provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if:

•	the director or officer acted in good faith;

•	in the case of conduct in his or her official capacity with the corporation, the director or officer reasonably believed such conduct was in the corporation’s best interest;

•	in all other cases, the director or officer reasonably believed that his or her conduct was not opposed to the best interest of the corporation; and

•	in connection with any criminal proceeding, the director or officer had no reasonable cause to believe that his or her conduct was unlawful.

In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instituted because of his or her status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if the officer or director is adjudged liable on the basis that personal benefit was improperly received. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that the individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that:

•	the officer or director was adjudged liable to the corporation in a proceeding by or in the right of the corporation;

•	the officer or director was adjudged liable on the basis that personal benefit was improperly received by him or her; or

•	the officer or director breached his or her duty of care to the corporation.

Our charter and bylaws provide that, to the fullest extent permitted by the TBCA and other applicable law, as the same may be amended to expand indemnification rights, we may indemnify, hold harmless and advance expenses to each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of ours or is or was serving at our request as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, provided the basis of such proceeding is alleged action in an official capacity as a director, officer, or employee or in any other capacity while serving as a director, officer or employee.

Our charter and bylaws also provide that the indemnification rights contained therein shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, insurance, agreement, resolution adopted by our shareholders or directors, or otherwise.

Our charter and bylaws also allow us to purchase and maintain insurance to protect our directors, officers, agents and employees against any expense, liability or loss asserted against them or incurred by them. The insuring of the directors, officers, agents and employees is permitted whether or not we would have the power to indemnify that director, officer, agent or employee under our charter or the terms of the TBCA.

Item 9.01. Exhibits.

(d)

Exhibit No.	Description

10.1	Community First, Inc. 2016 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement filed on April 1, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Louis E. Holloway
Name:	Louis E. Holloway
Title:	Chief Executive Officer

Date: May 20, 2016